================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): February 25, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF FEBRUARY 1, 1997, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1997-NC1)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-14225               13-3439681
           --------                   ---------               ----------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
of Incorporation)                  File Number)         Identification Number)

Seven World Trade Center
New York, New York                                        10048
------------------                                        -----
(Address of Principal                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
                                                      -------------



================================================================================

Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated February 25, 1997, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1997-NC1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of February 1, 1997, among the Registrant as depositor, New Century Mortgage Corporation as master servicer and First Trust National Association as trustee. The Certificates designated as the Series 1997-NC1 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Salomon Brothers Inc (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                                Description
         -----------                                -----------


             99.1                  Computational Materials (as defined in Item
                                   5) that have been provided by Salomon
                                   Brothers Inc to certain prospective
                                   purchasers of Salomon Brothers Mortgage
                                   Securities VII, Inc., Asset-Backed Floating
                                   Rate Certificates, Series 1997-NC1

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 25, 1997

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.


                                   By:      /s/ Vincent J. Varca
                                      -----------------------------
                                   Name:    Vincent J. Varca
                                   Title:   Assistant Vice President

                                Index To Exhibits
                                -----------------



                                                                   Sequentially
       Exhibit No.                     Description                 Numbered Page
       -----------                     -----------                 -------------

           99.1         Computational Materials (as defined in Item       P
                        5) that have been provided by Salomon
                        Brothers Inc to certain prospective
                        purchasers of Salomon Brothers Mortgage
                        Securities VII, Inc., Asset-Backed Floating
                        Rate Certificates, Series 1997-NC1